SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: November 3, 1997
--------------------------------
(Date of earliest event reported)


                        Asset Securitization Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                   33-49370                   13-3672337
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(State or Other               (Commission              (I.R.S. Employer
Jurisdiction of              File Number)             Identification No.)
 Incorporation



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300

Item 5. Other Events.

     On October 24, 1997, the Asset Securitization Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement dated as of October 24, 1997 (the "Pooling and Servicing Agreement") by and among the Company, AMRESCO Services, L.P., as servicer, AMRESCO Management, Inc., as special servicer, LaSalle National Bank, as trustee and ABN AMRO Bank N.V., as fiscal agent of Asset Securitization Corporation, Commercial Pass-Through
Certificates, Series 1997-D5 (the "Certificates"), issued in twenty-seven classes: the Class A-1A, Class A-1B, Class A-1C, Class A-1D, Class A-1E, Class A-CS1, Class PS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8Z, Class B-1, Class B-2, Class B-3, Class B-3SC, Class B-4, Class B-5, Class B-6, Class B-7, Class B-7H, Class V-1, Class V-2, Class R and Class LR Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits


                         Item 601(a)
                    of Regulation S-K
Exhibit No.             Exhibit No.                     Description
-----------             -----------                     -----------

     1                      4                 Pooling  and  Servicing Agreement
                                              dated as of October 24, 1997.

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                  ASSET SECURITIZATION CORPORATION


                                  By:   /s/Perry Gershon
                                        ----------------
                                        Perry Gershon
                                        Managing Director

Date:  November 3, 1997